UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2011 (November 1, 2011)

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of NGL Energy Partners LP, filed with the Securities and Exchange Commission on November 4, 2011, which reported under Item 2.01 the completion of the business combination with SemStream, L.P. (“SemStream”) on November 1, 2011 (the “Form 8-K”).  This amendment is filed to provide the financial statements for SemStream and the pro forma financial information of NGL Energy Partners LP for such transaction as required by Item 9.01.  Unless set forth below, all previous Items of the Form 8-K are unchanged.

Item 9.01             Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired

The audited financial statements of SemStream Non-Residential Division as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010, and the unaudited financial statements of SemStream Non-Residential Division as of June 30, 2011 and December 31, 2010 and for the six months ended June 30, 2011 and 2010, and the related notes, are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K/A.

(b)                                 Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2011, and the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2011 and the unaudited pro forma condensed consolidated statement of operations for the three months ended June 30, 2011, of NGL Energy Partners LP and the related notes are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)           Exhibits

Exhibit No.	Description
99.1	Audited financial statements of SemStream Non-Residential Division as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010, and the related notes

99.2	Unaudited financial statements of SemStream Non-Residential Division as of June 30, 2011 and December 31, 2010 and for the six months ended June 30, 2011 and 2010, and the related notes

99.3

Unaudited pro forma condensed consolidated balance sheet as of June 30, 2011, and the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2011 and the unaudited pro forma condensed consolidated statement of operations for the three months ended June 30, 2011, of NGL Energy Partners LP, and the related notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC, its general partner

Date: December 23, 2011		By:	/s/ Craig S. Jones
Craig S. Jones
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited financial statements of SemStream Non-Residential Division as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010, and the related notes

99.2	Unaudited financial statements of SemStream Non-Residential Division as of June 30, 2011 and December 31, 2010 and for the six months ended June 30, 2011 and 2010, and the related notes

99.3

Unaudited pro forma condensed consolidated balance sheet as of June 30, 2011, and the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2011 and the unaudited pro forma condensed consolidated statement of operations for the three months ended June 30, 2011, of NGL Energy Partners LP, and the related notes